Consent of Independent Auditors

We consent to the use of our report dated April 5, 2002, with respect to the statutory-basis financial statements of Keyport Benefit Life Insurance Company included in the Form 8-K.

/s/Ernst & Young LLP

Boston, Massachusetts

January 13, 2003